Exhibit 10.2

AMENDMENT

This Amendment dated as of September 11, 2014 (the “Amendment”), amends that certain Securities Purchase Agreement, dated as of February 22, 2011, as amended to date (as amended, the “Purchase Agreement”), between PLC Systems Inc., a Yukon Territory corporation (the “Company”) and the purchasers named therein (the “Purchasers”).

WHEREAS, the undersigned Purchasers hold at least a majority in interest of the outstanding Securities (as defined in the Purchase Agreement) sold under the Purchase Agreement and by their execution of this Amendment, are authorized pursuant to the terms of the Purchase Agreement to enter into this Amendment and to amend certain terms under the Purchase Agreement; and

 WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreement in order to delete all rights of the Purchasers under Section 4.18 (Piggyback Registration Rights) of the Purchase Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree to the following modifications to the Purchase Agreement as follows:

1.     Amendment. Section 4.18 (Piggyback Registration Rights) of the Purchase Agreement is hereby deleted in its entirety and shall be of no further force or effect and the Company shall have no further liability or obligations thereunder.

2.     Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.  Notwithstanding the foregoing, this Amendment shall be deemed for all purposes as an amendment to the Purchase Agreement as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Purchase Agreement, on the one hand, and the terms and provisions of this Amendment, on the other hand, the terms and provisions of this Amendment shall prevail.

3.     Amendments and Waivers. The provisions of this Amendment can be amended or waived in the manner permitted under the Purchase Agreement.

4.     Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

Exhibit 10.2

6.     Entire Agreement.  This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

[Signature page follows]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PLC SYSTEMS INC.

By:	/s/ Gregory W. Mann
Name: Gregory W. Mann
Title: Chief Financial Officer

[Purchaser Acknowledgement follows]

Exhibit 10.2

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment to Purchase Agreement.

NAME OF PURCHASER:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory: